UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2020

EyePoint Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices, and Zip Code)

(617) 926-5000

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

EyePoint Pharmaceuticals, Inc. (the “Company”) held a Special Meeting of Stockholders on December 1, 2020 via live webcast (the “Special Meeting”). On October 15, 2020, the record date for the Special Meeting, there were 133,216,028 shares of common stock of the Company (the “Common Stock”) issued and outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 101,758,301, or 76.39%, were present in person or voted by proxy, which constituted a quorum. The holders of shares of the Company’s Common Stock are entitled to one vote for each share held and cumulative voting is not permitted. The final results of the voting for each matter submitted to a vote of stockholders at the Special Meeting are set forth below:

Proposal No. 1. Reverse Stock Split Proposal

The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s Common Stock at a ratio in the range of 1:10 to 1:25, as determined by the Company’s Board of Directors, (the “Board”), and with such reverse stock split to be effected at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Stock Split Proposal”). The voting on this proposal is set forth below:

Vote type	Vote Results
For	88,192,662
Against	13,192,453
Abstain	373,186
Non Votes	0

Proposal No. 2. Adjournment Proposal

The Company’s stockholders approved the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split Proposal. The voting on this proposal is set forth below:

Vote type	Vote Results
For	88,599,224
Against	12,437,156
Abstain	721,921
Non Votes	0

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes in favor of the Reverse Stock Split Proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EyePoint Pharmaceuticals, Inc.

Date: December 3, 2020	By:	/s/ George O. Elston
	Name:	George O. Elston
	Title	Chief Financial Officer and Head of Corporate Development